UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2025

Goldman Sachs Private Credit Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01627	92-3241797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 West Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)

(312) 655-4419

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On July 11, 2025, Goldman Sachs Private Credit Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Goldman Sachs Middle Market Lending Corp. II, a Delaware corporation (“MMLC II”) and Goldman Sachs Asset Management, L.P., a Delaware limited partnership and the investment adviser to each of the Company and MMLC II (the “Adviser”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), MMLC II will merge with and into the Company, with the Company continuing as the surviving company (the “Merger”). The boards of directors of both the Company and MMLC II, including all of their respective independent directors, in each case, on the recommendation of a committee (such company’s “Special Committee”) comprised solely of certain, separate independent directors of the Company or MMLC II, as applicable, have approved the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement further provides that, at the Effective Time, each share of common stock, $0.001 par value per share, of MMLC II (“MMLC II Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares, if any, owned by MMLC II, the Company, or any of their respective consolidated subsidiaries and shares, if any, held by any person who is entitled to demand (and properly demands) appraisal of such shares, will be converted into the right to receive, in cash, the quotient of (i) the closing MMLC II net asset value (“NAV”) divided by (ii) the number of shares of MMLC II Common Stock issued and outstanding immediately prior to the Effective Time (the “MMLC II Per Share Cash Amount”).

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), the Adviser, on behalf of MMLC II, will deliver to the Company the Adviser’s calculation of MMLC II’s NAV as of such date (such calculation, the “Closing MMLC II NAV”), which calculation shall be approved by MMLC II’s board of directors (the “MMLC II Board”), including the Special Committee. The Adviser will calculate NAV using the policies, assumptions, methodologies and adjustments approved by the MMLC II Board for valuing the securities and other assets of MMLC II under Rule 2a-5 of the Investment Company Act of 1940, as amended. The parties have agreed to calculate the MMLC II Per Share Cash Amount based on such calculations.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of MMLC II’s and the Company’s businesses during the period prior to the Effective Time. MMLC II has agreed to prepare and file a proxy statement with the U.S. Securities Exchange and Commission (“SEC”) and to convene and hold a stockholder meeting for the purpose of obtaining the approval required of MMLC II’s stockholders in connection with the Merger. The MMLC II Board has recommended that MMLC II’s stockholders adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement provides that MMLC II may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the MMLC II Board may, subject to certain conditions, change its recommendation to its stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in good faith, after consultation with its outside legal counsel, and with respect to financial matters, any financial advisor, that the failure to take such action would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of MMLC II under applicable law (taking into account any changes to the Merger Agreement proposed by the Company).

Consummation of the Merger, which is currently anticipated to occur during the fourth quarter of calendar year 2025, is subject to conditions in the Merger Agreement, including among other things (1) requisite approval of MMLC II’s stockholders, (2) the absence of certain legal impediments to the consummation of the Merger or pending litigation by any governmental entity challenging or seeking to enjoin, restrain or make illegal the Merger or the other transactions contemplated by the Merger Agreement, (3) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (4) the absence of a MMLC II Material Adverse Effect (as defined in the Merger Agreement) and (5) required regulatory approvals.

The Merger Agreement also contains termination rights in favor of the Company and MMLC II, including among other things: (i) if the Merger is not completed on or before March 24, 2026, or (ii) if the requisite approval of MMLC II’s stockholders is not obtained.

The description above is only a summary of the material provisions of the Merger Agreement and is qualified in its entirety by reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. Neither the Company nor MMLC II undertakes any duty to revise or update any forward-looking statement made herein except as required by applicable law, including the rules and regulations of the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although neither the Company nor MMLC II undertakes any duty to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that the Company in the future may file with the SEC, including without limitation, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition, or the Merger, along with the related proposal for which approval of MMLC II’s stockholders will be sought. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those contained in any forward-looking statements, including, among other things, risks and uncertainties associated with (i) the ability of the parties to consummate the Merger on the expected timeline, if at all; (ii) the failure of MMLC II’s stockholders to approve the proposal submitted for their approval; (iii) the ability to realize the anticipated benefits of the Merger; (iv) the effects of disruption on the business of the Company from the Merger and risks related to diverting management’s attention from ongoing business operations; (v) the combined company’s plans expectations, objectives and intentions, as a result of the Merger; (vi) any potential termination of the Merger Agreement; (vii) the possibility that competing offers or acquisition proposals will be made; (viii) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (ix) any operational uncertainties and contractual restrictions while the Merger is pending; (x) the risk that stockholder litigation in connection with the Merger may result in significant costs of defense and liability; (xi) disruptions in the capital markets, market conditions, and general economic uncertainty; (xii) changes in political, economic, social or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the effect of any pandemic or epidemic; (xiii) the impact on the Company’s and MMLC II’s business of U.S. and international financial reform legislation, rules and regulations, including trade policy developments, tariffs and other trade restrictions; (xiv) uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, the war between Russia and Ukraine and conflict in the Middle East; (xv) our business prospects and the prospects of our portfolio companies; (xvi) the impact of investments that we expect to make and increased competition; (xvii) the dependence of our future success on the general economy and its impact on the industries in which we invest; (xviii) the ability of our current and prospective portfolio companies to achieve their objectives; (xix) the use of borrowed money to finance a portion of our investments; (xx) our ability to make distributions; (xxi) the adequacy of our cash resources and working capital; (xxii) the impact of future acquisitions and divestitures; (xxiii) our ability to maintain our status as a BDC; and (xxiv) our ability to maintain our status under Subchapter M of the Internal Revenue Code of 1986, as amended, as a regulated investment company (“RIC”) and our qualification for tax treatment as a RIC.

Although neither the Company nor MMLC II undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they it make directly to you or through reports that the Company or MMLC II in the future may file with the SEC, including, among other things, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated July 11, 2025, by and among Goldman Sachs Private Credit Corp., Goldman Sachs Middle Market Lending Corp. II and Goldman Sachs Asset Management, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Private Credit Corp. (Registrant)

Date: July 11, 2025	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President